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                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.



                                    FORM 8-K




                                 CURRENT REPORT
                           Pursuant to Section 12(g)
                       of the Securities Exchange of 1934



        Date of Report (Date of earliest event reported) March 28, 1996




                            CROWN LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                   33-27602               75-2300995
- ------------------------   ----------------------   ----------------------
   (State of other         Commission File Number       (IRS Employer
   jurisdiction of                                  Identification Number)
   Incorporation)





6780 Caballo Street, Las Vegas, Nevada                               89119
- --------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number include area code             (702) 696-9300
                                                --------------------------


(Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

              Registrant's press release dated February 29, 1996, Exhibit 99 hereto, is being filed pursuant to Rule 135c.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

              (c)    Exhibits

              99.2   Press Release, dated April 2, 1996


              Pursuant to the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CROWN LABORATORIES, INC.
                                        (Registrant)



Date:  April 2, 1996                    /s/ Scott Hilley
                                        --------------------------------------
                                        Scott Hilley, Vice President - Finance